This is filed pursuant to Rule 497(e).
File Nos. 333-112207 and 811-21497.

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                                              ALLIANCEBERNSTEIN CORPORATE SHARES
                                      -AllianceBernstein Corporate Income Shares
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Supplement dated January 27, 2009 to the Prospectus dated August 29, 2008 of
AllianceBernstein Corporate Shares offering shares of AllianceBernstein
Corporate Income Shares.

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AllianceBernstein Corporate Shares - AllianceBernstein Corporate Income Shares

The following information replaces certain information in the Prospectus under the heading "How to Buy Shares - Other Purchase Information".

The Fund may issue shares upon purchase in full and fractional shares.

The following information replaces certain information in the Prospectus under the heading "Dividends, Distributions and Taxes".

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund, depending on the terms of the shareholder's wrap-fee program. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. As permitted by the terms of your wrap-fee program, you may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. If permitted by the program, your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

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This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



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